                                                                      Exhibit 25





                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN, ANTHONY E. MICALE AND HOLLY E. LEESE or any one or more of them, to be his or her agent, proxy and attorney-in-fact, to sign and execute in his or her name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Form S-8 Registration Statement of Chrysler Corporation for the Chrysler Corporation 1991 Stock Compensation Plan, and any and all amendments to such Registration Statement that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 6th day of October, 1994.

                                 /s/ Lilyan H. Affinito
                                     Lilyan H. Affinito

                                                                      Exhibit 25





                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN, ANTHONY E. MICALE AND HOLLY E. LEESE or any one or more of them, to be his or her agent, proxy and attorney-in-fact, to sign and execute in his or her name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Form S-8 Registration Statement of Chrysler Corporation for the Chrysler Corporation 1991 Stock Compensation Plan, and any and all amendments to such Registration Statement that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 6th day of October, 1994.

                                 /s/ Robert E. Allen
                                     Robert E. Allen

                                                                      Exhibit 25





                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN, ANTHONY E. MICALE AND HOLLY E. LEESE or any one or more of them, to be his or her agent, proxy and attorney-in-fact, to sign and execute in his or her name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Form S-8 Registration Statement of Chrysler Corporation for the Chrysler Corporation 1991 Stock Compensation Plan, and any and all amendments to such Registration Statement that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 6th day of October, 1994.

                                 /s/ Joseph E. Antonini
                                     Joseph E. Antonini

                                                                      Exhibit 25





                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN, ANTHONY E. MICALE AND HOLLY E. LEESE or any one or more of them, to be his or her agent, proxy and attorney-in-fact, to sign and execute in his or her name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Form S-8 Registration Statement of Chrysler Corporation for the Chrysler Corporation 1991 Stock Compensation Plan, and any and all amendments to such Registration Statement that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 6th day of October, 1994.

                                 /s/ Thomas G. Denomme
                                     Thomas G. Denomme

                                                                      Exhibit 25





                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN, ANTHONY E. MICALE AND HOLLY E. LEESE or any one or more of them, to be his or her agent, proxy and attorney-in-fact, to sign and execute in his or her name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Form S-8 Registration Statement of Chrysler Corporation for the Chrysler Corporation 1991 Stock Compensation Plan, and any and all amendments to such Registration Statement that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 6th day of October, 1994.

                                 /s/ Robert J. Eaton
                                     Robert J. Eaton

                                                                      Exhibit 25





                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN, ANTHONY E. MICALE AND HOLLY E. LEESE or any one or more of them, to be his or her agent, proxy and attorney-in-fact, to sign and execute in his or her name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Form S-8 Registration Statement of Chrysler Corporation for the Chrysler Corporation 1991 Stock Compensation Plan, and any and all amendments to such Registration Statement that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 6th day of October, 1994.

                                 /s/ Earl G. Graves
                                     Earl G. Graves

                                                                      Exhibit 25





                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN, ANTHONY E. MICALE AND HOLLY E. LEESE or any one or more of them, to be his or her agent, proxy and attorney-in-fact, to sign and execute in his or her name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Form S-8 Registration Statement of Chrysler Corporation for the Chrysler Corporation 1991 Stock Compensation Plan, and any and all amendments to such Registration Statement that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 6th day of October, 1994.

                                 /s/ Kent Kresa
                                     Kent Kresa

                                                                      Exhibit 25





                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN, ANTHONY E. MICALE AND HOLLY E. LEESE or any one or more of them, to be his or her agent, proxy and attorney-in-fact, to sign and execute in his or her name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Form S-8 Registration Statement of Chrysler Corporation for the Chrysler Corporation 1991 Stock Compensation Plan, and any and all amendments to such Registration Statement that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 6th day of October, 1994.

                                 /s/ Robert J. Lanigan
                                     Robert J. Lanigan

                                                                      Exhibit 25





                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN, ANTHONY E. MICALE AND HOLLY E. LEESE or any one or more of them, to be his or her agent, proxy and attorney-in-fact, to sign and execute in his or her name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Form S-8 Registration Statement of Chrysler Corporation for the Chrysler Corporation 1991 Stock Compensation Plan, and any and all amendments to such Registration Statement that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 6th day of October, 1994.

                                 /s/ Robert A. Lutz
                                     Robert A. Lutz

                                                                      Exhibit 25





                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN, ANTHONY E. MICALE AND HOLLY E. LEESE or any one or more of them, to be his or her agent, proxy and attorney-in-fact, to sign and execute in his or her name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Form S-8 Registration Statement of Chrysler Corporation for the Chrysler Corporation 1991 Stock Compensation Plan, and any and all amendments to such Registration Statement that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 6th day of October, 1994.

                                 /s/ Peter A. Magowan
                                     Peter A. Magowan

                                                                      Exhibit 25





                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN, ANTHONY E. MICALE AND HOLLY E. LEESE or any one or more of them, to be his or her agent, proxy and attorney-in-fact, to sign and execute in his or her name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Form S-8 Registration Statement of Chrysler Corporation for the Chrysler Corporation 1991 Stock Compensation Plan, and any and all amendments to such Registration Statement that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 6th day of October, 1994.

                                 /s/ Malcolm T. Stamper
                                     Malcolm T. Stamper

                                                                      Exhibit 25





                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN, ANTHONY E. MICALE AND HOLLY E. LEESE or any one or more of them, to be his or her agent, proxy and attorney-in-fact, to sign and execute in his or her name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Form S-8 Registration Statement of Chrysler Corporation for the Chrysler Corporation 1991 Stock Compensation Plan, and any and all amendments to such Registration Statement that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 6th day of October, 1994.

                                 /s/ Lynton R. Wilson
                                     Lynton R. Wilson

                                                                      Exhibit 25





                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN, ANTHONY E. MICALE AND HOLLY E. LEESE or any one or more of them, to be his or her agent, proxy and attorney-in-fact, to sign and execute in his or her name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Form S-8 Registration Statement of Chrysler Corporation for the Chrysler Corporation 1991 Stock Compensation Plan, and any and all amendments to such Registration Statement that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 6th day of October, 1994.

                                 /s/ James D. Donlon III
                                     James D. Donlon III

                                                                      Exhibit 25





                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Chrysler Corporation hereby constitutes and appoints WILLIAM J. O'BRIEN, R. D. HOUTMAN, ANTHONY E. MICALE AND HOLLY E. LEESE or any one or more of them, to be his or her agent, proxy and attorney-in-fact, to sign and execute in his or her name, place and stead and on his behalf, and to file with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Form S-8 Registration Statement of Chrysler Corporation for the Chrysler Corporation 1991 Stock Compensation Plan, and any and all amendments to such Registration Statement that may be necessary or desirable; hereby approving, ratifying and confirming all that the aforesaid agents, proxies and attorneys-in-fact or any one of them do on his behalf pursuant to this power.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 6th day of October, 1994.

                                 /s/ Gary C. Valade
                                     Gary C. Valade